NASDAQ: SAEX

SAExploration

SEPTEMBER 2016

PARETO SECURITIES' 23RD ANNUAL OIL & OFFSHORE CONFERENCE

OSLO, NORWAY

Safe Harbor

This presentation includes certain "forward-looking statements" within the meaning of the U.S. federal securities laws with respect to the Company, including statements regarding SAE's financial condition, results of operations and business and SAE's expectations or beliefs concerning future periods and possible future events. These statements are based on SAE's current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of SAE's business. These risks, uncertainties and contingencies include: fluctuations in the levels of exploration and development activity in the oil and gas industry; intense industry competition; a limited number of customers; the need to manage rapid growth; delays, reductions or cancellations of service contracts; operational disruptions due to seasonality, weather or other external factors; crew productivity; the availability of capital resources; high levels of indebtedness, substantial international business exposing SAE to currency fluctuations and global factors, including economic, political and military uncertainties; the need to comply with diverse and complex laws and regulations; and other factors set forth in SAE's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Except as required by law, SAE is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Corporate Profile

Summary

Ticker Symbol:	**Nasdaq: SAEX**
Stock Price (as of 9/7/16):	**$10.21**
1-Month Avg. Daily Volume (shares):	**547,807**
Total Shares Outstanding:	**9.3 million**
Market Cap. (as of 9/7/16):	**$95.4 million**
Total Cash:[(1)]	**$20.7 million**
Total Debt (at face value):[(1)]	**$105.2 million**
Total Liquidity:[(1)(2)]	**$42.7 million**
Corporate Headquarters:	**Houston, TX**



North Slope, Alaska 2014

Source: Nasdaq stock exchange, company filings and Management's estimates.
Note: All information is presented on a post-reverse stock split basis.
(1) Unaudited financial information as of July 31, 2016.
(2) Defined as total cash and equivalents, plus available borrowing capacity under the revolving credit facility and the senior loan facility.

Company Overview

SAExploration

Business Overview

- International logistics and geophysical services company founded in 2006
- Provides vertically-integrated logistical support and exploration services to oil and gas industry
- Unique business model separates SAE
  - Complete solutions provider through in-house expertise and capabilities
  - Asset-light approach minimizes required capex
  - Focused on niche, non-commoditized markets
- Recently recapitalized and restructured balance sheet and added liquidity to ensure longevity and flexibility

Global Footprint


Core Onshore Markets
Ocean-Bottom Seismic Markets

Revenue by Region – LTM June 30, 2016 (1)


$4m
2%
$72m
31%
$153m
67%
NAM
SAM
SEA

Blue Chip Customer Base

Petrobras, Ecopetrol, Cenovus, ConocoPhillips, Shell, Total, Nexen, Apache, Petronas, Repsol, Statoil, bp, Marathon, Hocol, eni, Hunt, Cepsa, Pluspetrol, Encana, Husky Energy, YPFB, Talisman Energy, Pacific Rubiales Energy

(1) Last twelve months ended June 30, 2016 figures are unaudited.

Key Investment Highlights

SAExploration

FULL SERVICE LOGISTICS PROVIDER	■ Majority of work consists of logistics-related activities performed in-house ■ Vertically-integrated model allows customers to work with one company instead of multiple sub-contractors, reducing execution and reputation risk
INTERNATIONAL GEOGRAPHIC DIVERSIFICATION	■ Focused on underdeveloped markets with low competition and high barriers to entry ■ Growing presence in existing markets with disciplined investment into new markets ■ Experience includes onshore and ocean-bottom marine projects in Alaska, Canada, Bolivia, Brazil, Colombia, Peru, Malaysia, Papua New Guinea and New Zealand
EXTENSIVE EXPERIENCE IN CHALLENGING ENVIRONMENTS	■ Subject matter experts on operating in the most geographically complex and logistically challenging resource producing regions of the world ■ Vast experience and deep relationships with local communities and governments
CASH FLOW POTENTIAL GENERATED BY RELIABLE BACKLOG	■ Approximately $87m in backlog and $383m of total bids on June 30, 2016 ■ SAE performs 100% of its operations on a contract basis ■ Selectively pursues opportunities with strong free cash flow potential and high ROI
STRONG RELATIONSHIPS WITH BLUE CHIP CUSTOMERS	■ Strong local relationships at the management and operational level ■ Selected relationships with key customers date back 30 years ■ Majority of clients are well-established IOCs, NOCs, and large independents
EXPERIENCED MANAGEMENT TEAM	■ Seasoned and dedicated management team with deep industry knowledge having managed various companies through multiple cycles before ■ Combined experience of top three executive officers is 85+ years

Full Service Logistics Provider

SAExploration

On average, approximately 80% of SAE's project activities consist of logistics-related services performed in-house

Program Design → Planning & Permitting → Camp Services & Infrastructure → Survey & Line Cutting → Drilling → Recording & Processing











Typical Project Characteristics:

- Program design and planning usually starts up to a year in advance
- On average, projects tend to last 3 - 6 months in duration, but can also last longer than a year
- Crew size can be up to 3,000 skilled laborers hired from local communities on a temporary basis
- Ability to increase and control efficiencies with logistical services, as opposed to commoditized recording and processing activities
- Less susceptible to outright cancellation due to long-term nature of development programs, compared to more volatile, commodity-price driven short-term projects typical of the Lower 48

International Focus on Niche Markets

SAExploration

NORTH AMERICA

- A stable and mature 3D market where wireless technology is the norm
- SAE recently expanded North Slope capacity to two crews
- In Alaska, larger IOCs are actively seeking ways to replace depleting reserves with multi-year focus
- Winter activity in Canada has increased from prior years, but remains a volatile market that is highly leveraged to commodity prices

SOUTHEAST ASIA

- Southeast Asia is one of the most active ocean-bottom seismic markets globally
- Activity is being largely driven by recent developments in recording technology and limited capacity to service demand
- Differentiation aided by early adoption of, and expertise with, the new ocean-bottom nodal technology
- Onshore activity in remote jungle areas is also increasing

SOUTH AMERICA

- Many countries' expansion slowed due to the decline in oil and gas prices, but demand for resources and overall investment is beginning to increase again
- Projects are becoming more complex as preconceived boundaries are expanded in search of larger reservoirs
- Most countries utilize concession leasing which typically contains required levels of exploration spending
- Projects tend to be very large and long in duration, with most activity tied to IOC's and NOC's long-term development plans



Core Onshore Markets
Ocean-Bottom Seismic Markets

SAE was built on the expertise and ability to operate in the most geographically complex and logistically challenging resource-producing regions of the world

Extensive Experience in Challenging Environments

SAExploration

LOCATIONS	TERRAIN	KEY STATS [1]	RECENT SERVICES PROVIDED
BOLIVIA, BRAZIL, COLOMBIA, PERU, PAPUA NEW GUINEA	 JUNGLE	▪ Total 2D Seismic: 13,933 km ▪ Total 2D Projects: 53 ▪ Total 3D Seismic: 6,188 km^2 ▪ Total 3D Projects: 32	▪ Recently completed a 6-month 2D & 3D project with nearly 2,000 management and staff and over 100 certified mountain climbers ▪ The survey, close to 2,000 linear kilometers, was in a jungle environment where 25 fly camps were set up to support the project ▪ Full heli-portable operations, including seven helicopters and approximately 2,000 hours of flight time, were used for the recording phase, which involved a 27,000 channel live patch
ALASKA	 ARCTIC	▪ Total 2D Seismic: 1,397 km ▪ Total 2D Projects: 11 ▪ Total 3D Seismic: 3,977 km^2 ▪ Total 3D Projects: 11	▪ Management team active on the North Slope since 1986 ▪ Typical crew ranges in size from 125 - 185 personnel ▪ Consistently managed customer programs to high environmental and safety standards, protecting workers and minimizing environmental impact ▪ Deep relationships with local communities and indigenous groups
MALAYSIA, ALASKA	 TZ & MARINE	▪ Total 2D Seismic: 1,405 km ▪ Total 2D Projects: 4 ▪ Total 3D Seismic: 2,797 km^2 ▪ Total 3D Projects: 6	▪ Performed multiple projects in Alaska that encompassed land, transition zone and shallow water operations ▪ Required expertise in permitting, community relations, managing operations to high environmental standards, and safety commitment ▪ A recent project included more than 100 heli-portable drills and helicopter support for the recording phase
CANADA	 NORTHERN TUNDRA	▪ Total 2D Seismic: 1,162 km ▪ Total 2D Projects: 36 ▪ Total 3D Seismic: 4,633 km^2 ▪ Total 3D Projects: 90	▪ Completed a high-density 3-component (3C) 4D vibroseis program; a crew of more than 70 worked 24/7 to complete this program in 20 days ▪ Conducted a high density, single-point receiver 3D program; a crew of 110 averaged more than 2,600 source points per day and completed the project on time and under budget ▪ Undertook 100-day dynamite / DSU project in a region populated by three First Nation communities

(1) As of August 2016.

Quality, Health, Safety & Environment ("QHSE")

SAExploration

Historical Lost-Time Injury Frequencies (LTIF) & Total Recordable Injury Frequencies (TRIF) (1)



1.20
1.00
0.80
0.60
0.40
0.20
-
2.50
2.00
1.50
1.00
0.50
-
TRIF - C
LTIF - C
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16
May-16
Jul-16

- SAE maintains an industry-leading quality, health, safety and environmental program
- Internal QHSE requirements are more stringent than industry standards, despite operating in some of the harshest environments in the world
- Superior QHSE performance record is a key competitive advantage and has assisted in establishing and maintaining customer relationships with some of the largest oil and gas producers in the world

(1) As of July 2016.

Blue Chip Customer Base

SAExploration

- Members of the management team have long-standing relationships extending over 30 years with many of the largest IOCs, NOCs and independents
- Most historical revenue generated through repeat customer sales and new sales to customers referred by existing and past customers

STRONG RELATIONSHIPS WITH A DIVERSIFIED BLUE CHIP CUSTOMER BASE [(1)]

IOCs	NOCs	INDEPENDENTS
Shell	HOCOL	GranTierra energy inc.
ConocoPhillips	Statoil	Hilcorp Energy Company
Repsol	PetroCaribe Energía para la Unión	Canacol Energy Ltd.
bp	YPFB	Furie
Marathon	Ecopetrol	Emerald Energy
Exxon	Petronas	Parex Resources
Cepsa	Petrobras	Murphy Oil Corporation
Husky		encana natural gas
Cenovus Energy		Explor Resources
Eni		pluspetrol
Total		Hunt Oil Company
Oxy		nexen
		Pacific Rubiales Energy
		WesternGeco
		Apache
		petromont
		Talisman Energy
		Baytex Energy Corp.

(1) Based on historical and ongoing customers.

Diversified Level of Contracted Cash Flow [1]

SAExploration

Historical Backlog



$203.1
$176.7
$122.1
$54.0
$141.4
$200.2
$125.8
$86.5
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16

Current Backlog and Bids Outstanding



1%
99%
Backlog
$87 million
5%
27%
68%
Bids O/S
$383 million
Onshore
Ocean-Bottom Marine
Logistics

Current Backlog by Customer Type



~$17m
~$70m
IOC
Independent

Backlog Realization Expectations



50%
50%
2H 2016
2017

(1) Backlog and Bids Outstanding are as of June 30, 2016.

Note: Backlog is unaudited financial information and only consists of committed work secured through a signed contract or letter of intent.

Financial Profile

($ in millions)

Total Revenue



South America
North America
SE Asia
$257.4
$245.3
$386.8
$228.1
$228.8
2012
2013
2014
2015
LTM Q2'16
Unaudited

Gross Profit and Margins ex Depreciation [1]



$56.2
$57.8
$71.4
$68.9
$73.7
22%
24%
18%
30%
32%
2012
2013
2014
2015
LTM Q2'16
Unaudited

Adjusted EBITDA and Margins [2]



$30.6
$26.8
$34.1
$37.1
$45.1
11%
11%
9%
16%
20%
2012
2013
2014
2015
LTM Q2'16
Unaudited

Capital Expenditures [3]



FY 2016 total capex expected to be less than $5 million
$41.7
$11.1
$28.2
$6.4
< $5.0
2012
2013
2014
2015
2016 E
Organic Capex
Pre-Funded from Notes Issuance

(1) Gross Profit excludes depreciation expense in COGS.
(2) Refer to the reconciliation table in the Appendix for our calculation of Adjusted EBITDA and related disclosures.
(3) Historical capital expenditures were all discretionary as maintenance capital expenditures were expensed as incurred; projected capex figures and breakdown are unaudited.

Period Performance [1]

($ in millions)

Total Revenue



- 15%
nm
$66.9
$57.0
$146.5
$147.2
Q2 '15
Q2 '16
1H '15
1H '16
SAM
NAM
SE Asia

Gross Profit ex Depr [2]



- 2%
+ 10%
$21.0
$20.5
$46.4
$51.2
Q2 '15
Q2 '16
1H '15
1H '16

Adjusted EBITDA [3]



+ 6%
+ 26%
$13.2
$14.1
$30.3
$38.3
Q2 '15
Q2 '16
1H '15
1H '16

Income from Operations



+ 23%
+ 47%
$7.4
$9.1
$19.6
$28.8
Q2 '15
Q2 '16
1H '15
1H '16

- Revenue decline was primarily the result of reduced activity in North America and Southeast Asia, offset by an increase in South America
- Gross profit, adjusted EBITDA and operating income benefited from greatly improved margins, partially due to improved execution at the field level and a streamlined cost structure
- SG&A in Q2 and 1H 2016 decreased by about 17% and 21%, respectively from the same period last year
- Expect to capture additional savings through year-end from full realization of benefits associated with previously implemented cost reductions

(1) Quarterly financials are unaudited.
(2) Gross Profit excludes depreciation expense in COGS.
(3) Refer to the reconciliation table in the appendix for our calculation of Adjusted EBITDA and related disclosures.

Recent Developments

Summary of Recapitalization and Restructuring Transactions [1]

- On June 13, 2016, SAE signed a restructuring support agreement with holders ("Supporting Holders") of 66% of its 10% senior secured notes due 2019 ("Existing Notes")
- On June 24, 2016, SAE commenced an offer to exchange each $1 of Existing Notes for (i) $0.50 of newly issued 10% senior secured second lien notes due 2019 and (ii) 46.41 shares of newly issued common stock
  - New second lien notes bear interest at 10% per year, payable quarterly with the option to PIK the first four payments, and mature on September 24, 2019, but can be accelerated to April 14, 2019 if any Existing Notes remain outstanding on March 31, 2019
- On June 29, 2016, SAE entered into a $30 million multi-draw senior secured term loan facility with the Supporting Holders
  - Bears interest at 10% per year, payable monthly, and matures on January 2, 2018
  - As additional consideration for the term loan, the company issued 2,803,302 shares of new common stock to the Supporting Holders
- SAE successfully closed the exchange offer on July 27, 2016 with over 98% participation from the holders of its Existing Notes
  - Approximately $138.1 million of the Existing Notes were tendered for $76.5 million of new second lien notes, which includes $7.5 million of new notes as payment for the July 2016 interest payment, and 6,410,502 shares of new common stock
- In connection with the closing of the exchange offer, and prior to the issuances of new common stock, SAE effected a 135-for-1 reverse stock split
- Also in connection with the closing of the exchange offer, on July 27, 2016, the company issued 308,216 warrants to common stockholders of record on July 26, 2016
  - Warrants were issued in two series – 154,108 Series A Warrants with a strike price of $10.30 per share and 154,108 Series B Warrants with a strike price of $12.88 per share
  - The Series A and Series B Warrants are not exercisable until 30 days in advance of their expiration date on July 27, 2021, and the exercisability of both series of warrants is contingent on SAE receiving at least $25 million in face value of Alaskan tax credit certificates
- On August 3, 2016, the Board of Directors approved and adopted the 2016 Long-Term Incentive Plan (the "2016 Plan"), and on August 4, 2016, the company received written consents from a majority of its stockholders approving and adopting the 2016 Plan
  - Reserves 1,038,258 shares, of which, 622,955 shares are expected to be granted on September 26, 2016 in the form of restricted stock units and stock options, which will vest over three years

(1) Does not reflect all aspects of the restructuring transactions. Refer to SAE's disclosures and filings with the SEC for complete details and other relevant information regarding the recent restructuring transactions, specifically Note 2 in its Form 10-Q filed on August 12, 2016 for the period ending June 30, 2016.

Key Points of Consideration

SAExploration

TOTAL SHARES OUTSTANDING	▪ As of August 12, 2016, there were ***9,343,513*** total shares outstanding ▪ Includes effect of the 135-to-1 reverse stock split, the senior loan shares and exchange shares issued in connection with restructuring, and accounts for the settlement of fractional shares from reverse stock split ▪ Does not include shares issuable under 2016 Plan or new warrants
NASDAQ LISTING	▪ On August 16, 2016, the company regained compliance under the Market Value of Publicly Held Shares and the Minimum Bid Price requirements for continued listing on NASDAQ ▪ Still deficient on the audit committee requirements, but the company expects to regain FULL compliance with NASDAQ once the seventh director is appointed to its Board
CREDIT RATINGS	▪ Due to sharp reduction in notes outstanding, and with its continued efforts to reduce costs, SAE ***voluntarily*** elected to cancel and withdrawal its credit ratings with S&P Ratings and Moody's ▪ The company does not currently intend to rate any of its outstanding fixed income instruments
MANAGEMENT TEAM	▪ To demonstrate their commitment to the company, its customers and stakeholders, and its business model, strategy and future potential, all key executives, including SAE's founding members, signed new long-term employment agreements
BOARD OF DIRECTORS	▪ Shareholders appointed a new Board of Directors, which includes Jeff Hastings, as Chairman, Brian Beatty, Jacob Mercer, Michael Kass, Mel Cooper and Gary Dalton ▪ The company expects to appoint a seventh, independent director during 2H 2016
REGISTRATION STATEMENTS	▪ In compliance with its registration rights agreement, SAE filed a ***resale*** registration statement on Form S-3 on August 30, 2016 ▪ SAE is not issuing any new stock in connection with the S-3 filed on August 30, 2016 – it is intended to register the shares received by the holders in the restructuring transactions, which will permit them to freely trade ▪ The company expects to file additional registration statements in the near future, particularly for the shares issuable under the 2016 Plan and the new warrants

Capital Structure and Liquidity

Key Balance Sheet Improvements

- Exchanged over 98% of outstanding 10% Senior Secured Notes due 2019 for new 10% Second Lien Notes due 2019 and common stock
- Reduced total debt, at face value, by ~34%, and net debt by ~44%, when compared to level of indebtedness on June 30, 2016
- Successful exchange freed up meaningful cash through elimination of the cash requirement for nearly the entire July 2016 interest payment, and by allowing first four interest payments on the new second lien notes to be paid-in-kind
- Added $30 million of incremental liquidity with new senior term loan entered into with Supporting Holders as part of the restructuring transactions
- Additional funding provides added comfort until tax credits from Alaska are issued and can be monetized
- If received and monetized, tax credits should add further incremental liquidity over next 12-18 months, *apart from future levels of revenue generation*
- SAE believes that its existing cash, operating cash flow, and multiple sources of additional liquidity, combined with a reduction in required working capital and cash interest expense, affords it ample runway until activity levels improve

Capitalization and Liquidity Profile

($ in millions)	3/31/16	6/30/16	7/31/16
	ALL PERIODS ARE UNAUDITED		
Cash	$ 12.4	$ 9.4	$ 20.7
Revolving Credit Facility Availability(1)	8.2	4.1	7.0
Senior Loan Facility Availability(2)	-	24.4	15.0
Total Liquidity	**$ 20.6**	**$ 37.8**	**$ 42.7**
Revolving Credit Facility	$ 10.5	$ 14.6	$ 11.7
Senior Loan Facility	-	5.6	15.0
Second Lien Notes due 2019(3)	-	-	76.5
Senior Secured Notes due 2019(3)	140.0	140.0	1.9
Capital Leases	0.1	0.1	0.1
Total Debt	**$ 150.7**	**$ 160.4**	**$ 105.2**
Total Net Debt	**$ 138.3**	**$ 151.0**	**$ 84.5**

Restructured Balance Sheet to Ensure Longevity and Provide Meaningful Flexibility with Added Liquidity and Enhanced Resources

(1) Borrowing base and availability may be reduced by outstanding letters of credit utilized for bid or performance bonds.
(2) The remaining $15 million available under the Senior Loan Facility is contingent on SAE receiving $25 million in face value of tax credit certificates from the state of Alaska.
(3) At face value.
Note: All items and amounts are unaudited. Additional disclosures, including certain Risk Factors, are available in SAE's periodic filings with the SEC.

Differentiated Business Model

SAExploration

What We Do

- Work on a 100% contracted basis
- Provide full in-house logistics services through vertical integration leading to more efficient movement into remote areas and greater control of field-level processes
- Maintain global diversification with a focus on underdeveloped markets in logistically complex and geographically challenging environments
- Entrench ourselves in core areas to develop competitive barriers through operating efficiencies, specialized knowledge and strategic relationships
- Evaluate capital expenditures on a case-by-case basis, using available liquidity only when returns are expected to exceed cost of capital
- Develop strong local relationships and maintain QHSE standards through stringent processes and controls

What We Do Not Do

- Invest in or build multi-client libraries that are dependent on future sales of speculative data
- Participate in oil and gas drilling ventures or take ownership in reserves as payment for services
- Strain resources and waste capital chasing one-off projects in non-core areas that don't offer long-term, viable potential for growth
- Enter over-supplied, saturated, low-margin, highly competitive markets
- Lower QHSE performance and environmental standards to enhance short-term operating results
- Sacrifice core principles and strategy to boost short-term financial performance

Strategic Direction

SAExploration

Catalysts

- Contracted projects currently in backlog for upcoming winter season in Alaska, which should provide adequate utilization of North Slope crews during Q1 2017
- Overall level of interest and activity in South America is increasing compared to last year, and improvement in field-level execution during 1H 2016 has led to above-average historical financial performance for the region
- Offshore activity in niche, complex shallow and deep-water markets expected to be a key driver for the company in 2017 with increasing demand for ocean-bottom nodal technology in water depths up to 3,000 meters
  - Improving level of inquiries for ocean-bottom seismic projects, with some areas more active than others
  - Well positioned to capitalize on recent successes in Malaysia and Alaska and capture further market share from competitors as ocean-bottom seismic demand increases globally
- Approaching the seasonally slow period of the year, SAE expects a slower than normal backlog burn with limited additions through 2H 2016, but is also working on a number of opportunities to convert bids to contracts for 2017
  - Currently pursuing a number of large opportunities that fit well within the company's competitive strengths, some of which could be multi-year strategic relationships with key customers

Primary Objectives

- Preserve improved margins by focusing on core markets with defensible positions and continuing to high grade cost structure
- Prioritize and efficiently manage liquidity and capital resources to ensure effective and profitable expansion once activity levels meaningful improve and growth opportunities return
- SAE is well equipped and adequately capitalized to focus on combining its positive and strong operating results with its improved balance sheet and capital structure to begin creating meaningful long-term value for its shareholders

Contacts

SAExploration

Investor Contact

Ryan Abney

Vice President, Capital Markets

and Investor Relations

(281) 258-4409

rabney@saexploration.com

SAE Houston (Corp. HQ)

1160 Dairy Ashford Rd, Ste 160
Houston, TX 77079
O: (281) 258-4400

SAE Alaska

8240 Sandlewood Pl, Suite 102
Anchorage, AK 99507
O: (907) 522-4499

SAE Canada

3333 8th Street SE, 3rd Floor
Calgary, AB T2G 3A4
O: (403) 776-1950

SAE Peru

Francisco Masias 544, Of 301
San Isidro, Lima 27
O: (511) 221-5209

SAE Colombia

Calle 93 No 14-20, Of 709
Bogota, Colombia
O: (571) 593-6800

SAE Bolivia

Av. Iberica, Calle 3 Oeste No 11
Barrio Las Palmas, Bolivia
O: (591) 3 358-7575

SAE Brazil

Rua da Assembleia, 10-Sala 2817
Rio de Janeiro, Centro 20031-901
O: (55) 21 3553-5104

SAE New Zealand

Unit 2/54 Hurlstone Dr.
New Plymouth 4312, New Zealand
O: (64) 06 755-4485

Appendix

Executive Management

Years Experience



Jeff Hastings
Chairman and CEO

- Mr. Hastings joined SAE in 2011 after his initial investment in the Company in 2008
- Founded Fairweather Geophysical, which was the long-time leading provider of seismic services in Alaska before being acquired by Veritas DGC in 2000
- Following the acquisition, Mr. Hastings retained his role as head of the Alaskan Division for Veritas and then CGGVeritas following its acquisition of Veritas DGC
- Mr. Hastings was instrumental in assisting SAE in successfully expanding its operations into Alaska's Cook Inlet and North Slope, as well as Malaysia and Africa

35+



Brian Beatty
COO

- Founded SAE in 2006 after establishing and maintaining Veritas DGC's South American operations, where he ran operations for over 15 years
- After growing the company into Colombia, Papua New Guinea and Bolivia, Mr. Beatty spearheaded SAE's expansion into Canada through its acquisition of Datum Exploration
- Began career in seismic field management in 1980 with Veritas DGC

30+



Brent Whiteley
CFO and GC

- After earning his MBA in 2006, Mr. Whiteley assumed the role of Senior Vice President in charge of all operations for CGGVeritas' Land Acquisition business in the Americas
- Joined SAE in 2011 as Chief Operating Officer and General Counsel, later transitioning to the role of Chief Financial Officer and General Counsel
- Since 2011, Mr. Whiteley has led the Company's raise of over $200 million in debt and equity capital

20+

Adjusted EBITDA Reconciliation

Adjusted EBITDA Reconciliation									
UNAUDITED	Year Ended December 31,				Three Months Ended June 30,		Six Months Ended June 30,		LTM
($ in 000's)	2012	2013	2014	2015	2015	2016	2015	2016	6/30/2016
Net income (loss)	$ 9,985	$ (21,006)	$ (38,395)	$ (5,442)	$ 3,155	$ 877	$ 7,100	$ 17,501	$ 4,959
Depreciation and amortization (1)	12,257	16,096	16,379	18,721	4,947	4,306	9,498	8,638	17,861
Interest expense (income), net	3,786	15,256	16,778	16,739	4,344	4,033	8,677	8,061	16,123
Provision for income taxes	1,444	10,495	12,876	2,693	271	2,739	1,490	3,404	4,607
Costs incurred on debt restructuring (2)	-	-	-	-	-	2,334	-	2,334	2,334
(Gain) loss on early extinguishment of debt (3)(4)	-	-	17,157	(3,014)	-	-	-	-	(3,014)
Change in fair value of notes payable (5)	-	631	5,094	-	-	-	-	-	-
Foreign exchange (gain) loss (6)	(320)	1,755	3,451	4,393	(510)	(813)	1,931	(2,438)	24
Non-recurring expenses (7)	3,437	3,620	761	3,006	1,029	578	1,625	809	2,190
Adjusted EBITDA	**$ 30,589**	**$ 26,847**	**$ 34,101**	**$ 37,096**	**$ 13,236**	**$ 14,054**	**$ 30,321**	**$ 38,309**	**$ 45,084**

(1) Additional depreciation and amortization expenses not related to the cost of services were incurred during the three months ended June 30, 2016 and June 30, 2015 in the amount of $134 and $153, respectively, and during the six months ended June 30, 2016 and June 30, 2015 in the amount of $267 and $304, respectively. Fiscal years 2015, 2014, 2013 and 2012 had similar depreciation and amortization expenses not related to the cost of services in the amount of $584, $1,174, $1,253, and $720, respectively.

(2) Costs were incurred during the second quarter of 2016 on the restructuring of debt which was completed in July 2016.

(3) The privately-negotiated agreement dated August 26, 2015 with certain funds managed by Fidelity Management & Research Company to exchange $10,000 principal amount of senior notes for 2,366,307 shares of our common stock resulted in a gain on early extinguishment of debt of $3,014 in the three and nine months ended September 30, 2015. The gain consisted of the difference between the principal amount of the exchanged notes less the fair value of the exchanged stock, reduced by the exchanged notes pro rata portion of the senior notes unamortized deferred loan issuance costs on the closing date of $343 and legal fees of $41.

(4) The repayment and termination of the 2012 Credit Agreement on July 2, 2014 resulted in a $17,157 charge to loss on early extinguishment of debt in the three and nine months ended September 30, 2014. The charge consisted of prepayment penalties of $8,877, write-off of unamortized loan discount and issuance costs totaling $7,983, and legal fees of $297.

(5) The note payable to Former SAE stockholders was recorded at fair value for the years ended December 31, 2013 and 2014. All amounts outstanding under the note payable to Former SAE stockholders were repaid on July 2, 2014 from the proceeds of the issuance of our senior secured notes due 2019 and the promissory note was cancelled.

(6) Foreign exchange loss, net includes the effect of both realized and unrealized foreign exchange transactions.

(7) In 2012, principally the cost associated with financing costs and fees for early payment of debt. In 2013, principally the cost associated with financing costs, share-based compensation expenses related to the accelerated vesting of Former SAE restricted stock in connection with the Merger, which was consummated on June 24, 2013, merger costs, and one-time severance costs related to the reduction of staff in Colombia. In 2014, principally the costs associated with the settlement of disputed fees with a former financial advisor to SAE and the reclassification of legal expenses to loss on early extinguishment of debt. In 2015 and 2016, primarily consisted of severance costs associated with SAE's workforce reduction program.

Note: We use an adjusted form of EBITDA ("Adjusted EBITDA") to measure period-over-period performance, which is not derived in accordance with GAAP. Adjusted EBITDA is defined as net income (loss) plus interest expense, less interest income, plus income taxes, plus depreciation and amortization, plus costs incurred on debt restructuring, plus (gain) loss on early extinguishment of debt, plus change in fair value of notes payable, plus non-recurring major expenses outside of operations, plus non-recurring one-time expenses and plus foreign exchange (gain) or loss. Our Management uses Adjusted EBITDA as a supplemental financial measure to assess: (i) the financial performance of our assets without regard to financing methods, capital structures, taxes, historical cost basis or non-recurring expenses outside of operations; (ii) our liquidity and operating performance over time in relation to other companies that own similar assets and calculate EBITDA in a similar manner; and (iii) the ability of our assets to generate cash sufficient to pay potential interest costs. We consider Adjusted EBITDA as presented above to be the primary measure of period-over-period changes in our operational cash flow performance. The terms EBITDA and Adjusted EBITDA are not defined under GAAP, and we acknowledge that these terms are not a measure of operating income, operating performance or liquidity presented in accordance with GAAP. When assessing our operating performance or liquidity, investors and others should not consider this data in isolation or as a substitute for net income (loss), cash flow from operating activities or other cash flow data calculated in accordance with GAAP. In addition, our calculation of Adjusted EBITDA may not be comparable to EBITDA or similarly titled measures utilized by other companies since such other companies may not calculate EBITDA or similarly titled measures in the same manner. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.